UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 8, 2016
(Date of earliest event reported)

Cinedigm Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

212-206-8600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

(e) On September 8, 2016, Cinedigm Corp. (the "Company") amended its Second Amended and Restated 2000 Equity Incentive Plan (the "Plan Amendment") to specify the permitted uses, with respect to future grants, of shares subject to earlier grants that were terminated, forfeited, expired or cancelled and/or for which such shares were never issued. The Plan Amendment does not constitute a material amendment pursuant to Nasdaq Listing Rule 5635(c).

The foregoing description of the Plan Amendment is qualified in its entirety by reference to such agreement, which is filed herewith as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 8 to the Second Amended and Restated 2000 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated as of September 8, 2016

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President, Digital Cinema, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 8 to the Second Amended and Restated 2000 Equity Incentive Plan

4